                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 24, 1998
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                      UB&T FINANCIAL SERVICES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Georgia                     000-24899                     58-2378257
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  (State or other              (Commission                 (IRS Employer
  jurisdiction of              File Number)                Identification No.)
   incorporation)



                              129 East Elm Street
                            Rockmart, Georgia 30153
                          ---------------------------
         (Address, including zip code, of principal executive office)



                                (770) 684-8888
                              -------------------
             (Registrant's telephone number, including area code)



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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     UB&T Financial Services Corporation ("Registrant"), which is a "small business issuer" as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, was incorporated in February 1998 as a Georgia corporation for the purpose of becoming a bank holding company by acquiring all of the common stock of United Bank & Trust Company, Rockmart, Georgia, a bank organized under the laws of the State of Georgia and which began operation during 1990 (the "Bank"). On September 1, 1998, Registrant completed the reorganization pursuant to which it became the parent holding company of the Bank. The Bank currently is the sole operating subsidiary of Registrant. The Bank had previously retained KPMG Peat Marwick LLP, Atlanta, Georgia ("KPMG"), as its certifying accountants with respect to its financial statements for the period from its organization and through December 31, 1997.

     (a) After approval by Registrant's Board of Directors, on September 24, 1998, Registrant retained Mauldin & Jenkins, LLC, Atlanta, Georgia ("M&J"), and dismissed KPMG as the certifying accountant for Registrant's and the Bank's financial statements. The reports of KPMG on the financial statements of Registrant as of and for the years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two years ended December 31, 1997, and the subsequent interim period through September 24, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the financial statements for such period. Registrant has requested that KPMG furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 1, 1998, is filed as Exhibit 16 to this Form 8-K.

     (b) Registrant had not previously retained or consulted M&J with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on Registrant's financial statements, or as to any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit 16  KPMG Peat Marwick LLP, Atlanta, Georgia, Letter on Change
                      in Certifying Accountant
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UB&T FINANCIAL SERVICES CORPORATION
                              (Registrant)



Date: October 1, 1998         By:/s/           Sumter R. Nelson
                                 ---------------------------------------------
                                    Sumter R. Nelson, President and
                                    Chief Executive Officer
                                    (Principal Executive Officer)